UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006
PULTE HOMES, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (248) 647-2750
____________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Item 8.01 OTHER EVENTS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Fourth quarter earnings press release dated February 1, 2006
Stock repurchase authorization increase press release

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 1, 2006, Pulte Homes, Inc. issued a press release announcing earnings for the fourth quarter and year ended December 31, 2005. A copy of this earnings press release is furnished with this Current Report on Form 8-K and is incorporated in Item 2.02 by reference.
Item 8.01 OTHER EVENTS
On February 1, 2006, Pulte Homes, Inc. issued a press release announcing that its Board of Directors approved a $200 million increase to the Company’s stock repurchase authorization. A copy of this press release is attached to this Current Report on Form 8-K and is incorporated in Item 8.01 by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Fourth quarter earnings press release dated February 1, 2006.

99.2	Stock repurchase authorization increase press release dated February 1, 2006.
The information in Item 2.02 of this Current Report on Form 8-K, including the earnings press release incorporated in such Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.
Date: February 3, 2006	By:	/s/ Roger A. Cregg
		Name:	Roger A. Cregg
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Fourth quarter earnings press release dated February 1, 2006

99.2	Stock repurchase authorization increase press release dated February 1, 2006